UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  December 9, 2010

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of M. Richard Smith to the Board of Directors

On December 9, 2010, Mr. M. Richard Smith was elected to the Board of Directors of USEC Inc. (the “Company”), effective January 1, 2011.  Mr. Smith will serve on the Company’s Regulatory and Government Affairs Committee and Technology and Competition Committee.

Mr. Smith, age 63, has been an independent consultant in the engineering field since 2007, when he retired from Bechtel, an engineering, construction and project management company. Since 2008, he has served as a consultant and director to Sithe Global Power LLC, a privately held international power development company.  During 2010 he was interim Chief Executive Officer of SkyFuel Inc., a privately held solar thermal power technology and service provider, and currently serves as a director. Mr. Smith was Senior Vice President of Bechtel and President of Fossil Power from 2005 until the time of his retirement. During 2005, Mr. Smith was Chief Executive Officer of Intergen, a Bechtel joint venture. He has in excess of 36 years of experience in the global power industry and has held senior positions in engineering, construction, management and mergers and acquisitions. In addition to corporate management expertise, he has extensive experience in managing all facets of project development, design, financing, construction and operation. Mr. Smith is a Registered Professional Mechanical Engineer. Mr. Smith currently serves on the Board of Directors of Instituform Technologies, Inc. and McGrath RentCorp.  He previously served on the Board of Directors of Evergreen Energy Inc.

For his services on the Board, Mr. Smith will receive the Company’s standard compensation for non-employee / non-investor directors, pro rated from his effective date for the current term ending at the Company’s 2011 annual meeting of shareholders.  A description of such standard compensation arrangement is filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and incorporated herein by reference.

A copy of the press release announcing the election of Mr. Smith is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number                      Description

99.1	Press release, dated December 15, 2010, issued by USEC Inc. announcing the election of M. Richard Smith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

December 15, 2010	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number                       Description

99.1	Press release, dated December 15, 2010, issued by USEC Inc. announcing the election of M. Richard Smith.